Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2045 Fund
June 30, 2023
AFF45-NPRT1-0823
1.833434.117
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $2,729,809)	2,740,000	2,730,837

Domestic Equity Funds - 49.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	8,165,812	120,690,696
Fidelity Advisor Series Growth Opportunities Fund (c)	7,446,704	85,264,761
Fidelity Advisor Series Small Cap Fund (c)	4,153,891	47,977,447
Fidelity Series All-Sector Equity Fund (c)	4,207,879	43,635,700
Fidelity Series Commodity Strategy Fund (c)	132,838	12,858,719
Fidelity Series Large Cap Stock Fund (c)	9,299,674	175,763,834
Fidelity Series Large Cap Value Index Fund (c)	1,298,514	18,789,499
Fidelity Series Opportunistic Insights Fund (c)	6,087,645	104,524,868
Fidelity Series Small Cap Core Fund (c)	33,980	348,972
Fidelity Series Small Cap Opportunities Fund (c)	4,559,321	58,724,057
Fidelity Series Stock Selector Large Cap Value Fund (c)	8,792,445	110,608,956
Fidelity Series Value Discovery Fund (c)	7,642,437	113,260,912
TOTAL DOMESTIC EQUITY FUNDS (Cost $736,263,475)		892,448,421

International Equity Funds - 41.7%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	3,671,232	52,351,767
Fidelity Series Emerging Markets Fund (c)	4,862,331	40,405,968
Fidelity Series Emerging Markets Opportunities Fund (c)	12,129,253	205,590,840
Fidelity Series International Growth Fund (c)	8,369,008	137,502,800
Fidelity Series International Small Cap Fund (c)	2,244,974	36,435,932
Fidelity Series International Value Fund (c)	12,475,104	137,974,653
Fidelity Series Overseas Fund (c)	10,969,508	137,557,633
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $651,382,521)		747,819,593

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	191,209	1,510,548
Fidelity Series Emerging Markets Debt Fund (c)	1,181,965	8,746,539
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	315,841	2,968,902
Fidelity Series Floating Rate High Income Fund (c)	149,482	1,339,362
Fidelity Series High Income Fund (c)	1,107,484	9,070,291
Fidelity Series International Credit Fund (c)	85,086	656,011
Fidelity Series Investment Grade Bond Fund (c)	53,253	529,863
Fidelity Series Long-Term Treasury Bond Index Fund (c)	16,949,473	102,035,828
Fidelity Series Real Estate Income Fund (c)	258,626	2,477,639
TOTAL BOND FUNDS (Cost $162,210,419)		129,334,983

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	2,156,855	2,157,286
Fidelity Series Government Money Market Fund 5.17% (c)(e)	20,480,176	20,480,176
Fidelity Series Short-Term Credit Fund (c)	10,812	103,903
TOTAL SHORT-TERM FUNDS (Cost $22,740,972)		22,741,365

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,575,327,196)	1,795,075,199
NET OTHER ASSETS (LIABILITIES) - 0.0%	(611,693)
NET ASSETS - 100.0%	1,794,463,506

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	357	Sep 2023	40,078,828	(659,432)	(659,432)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	406	Sep 2023	43,480,063	(671,846)	(671,846)

TOTAL PURCHASED					(1,331,278)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	59	Sep 2023	13,240,338	(410,124)	(410,124)
ICE MSCI EAFE Index Contracts (United States)	85	Sep 2023	9,160,875	(67,985)	(67,985)
ICE MSCI Emerging Markets Index Contracts (United States)	317	Sep 2023	15,816,715	138,386	138,386

TOTAL SOLD					(339,723)

TOTAL FUTURES CONTRACTS					(1,671,001)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,730,837.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	3,256,699	11,757,021	12,856,434	38,907	-	-	2,157,286	0.0%
Total	3,256,699	11,757,021	12,856,434	38,907	-	-	2,157,286

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	114,478,550	2,357,939	9,275,075	-	(1,050,550)	14,179,832	120,690,696
Fidelity Advisor Series Growth Opportunities Fund	80,954,311	2,095,414	8,642,084	-	(1,607,832)	12,464,952	85,264,761
Fidelity Advisor Series Small Cap Fund	45,920,294	2,469,331	2,281,117	-	55,698	1,813,241	47,977,447
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	1,528,368	27,149	12,662	225	(11)	(32,296)	1,510,548
Fidelity Series All-Sector Equity Fund	41,385,064	643,703	2,387,993	-	(90,497)	4,085,423	43,635,700
Fidelity Series Canada Fund	49,120,859	2,263,506	991,471	-	22,966	1,935,907	52,351,767
Fidelity Series Commodity Strategy Fund	11,809,652	1,415,571	87,275	-	(904)	(278,325)	12,858,719
Fidelity Series Emerging Markets Debt Fund	8,375,310	375,957	64,045	127,090	(266)	59,583	8,746,539
Fidelity Series Emerging Markets Debt Local Currency Fund	2,859,825	45,771	21,525	-	176	84,655	2,968,902
Fidelity Series Emerging Markets Fund	29,688,510	9,949,381	-	-	-	768,077	40,405,968
Fidelity Series Emerging Markets Opportunities Fund	201,486,650	-	1,718,536	-	(498,921)	6,321,647	205,590,840
Fidelity Series Floating Rate High Income Fund	1,282,694	55,936	12,662	29,011	2	13,392	1,339,362
Fidelity Series Government Money Market Fund 5.17%	16,945,658	5,627,996	2,093,478	213,806	-	-	20,480,176
Fidelity Series High Income Fund	8,413,380	708,619	64,888	128,326	49	13,131	9,070,291
Fidelity Series International Credit Fund	656,991	4,982	-	4,982	-	(5,962)	656,011
Fidelity Series International Growth Fund	129,796,261	3,923,786	1,499,912	-	(5,705)	5,288,370	137,502,800
Fidelity Series International Small Cap Fund	35,436,584	768,664	254,194	-	1,151	483,727	36,435,932
Fidelity Series International Value Fund	129,451,645	5,093,432	2,128,621	-	41,365	5,516,832	137,974,653
Fidelity Series Investment Grade Bond Fund	424,160	121,382	7,353	5,061	(85)	(8,241)	529,863
Fidelity Series Large Cap Stock Fund	166,397,833	2,596,005	4,963,355	-	119,408	11,613,943	175,763,834
Fidelity Series Large Cap Value Index Fund	17,611,019	898,265	482,568	-	6,530	756,253	18,789,499
Fidelity Series Long-Term Treasury Bond Index Fund	97,713,327	8,015,454	687,331	729,024	(3,878)	(3,001,744)	102,035,828
Fidelity Series Opportunistic Insights Fund	98,720,677	1,539,059	5,508,562	-	(1,102,800)	10,876,494	104,524,868
Fidelity Series Overseas Fund	129,669,101	3,943,972	1,932,478	-	(129,009)	6,006,047	137,557,633
Fidelity Series Real Estate Income Fund	2,659,298	96,197	299,585	45,041	(31,827)	53,556	2,477,639
Fidelity Series Short-Term Credit Fund	97,991	6,357	-	696	-	(445)	103,903
Fidelity Series Small Cap Core Fund	-	332,760	-	200	-	16,212	348,972
Fidelity Series Small Cap Opportunities Fund	56,146,772	2,052,555	2,507,176	-	(182,089)	3,213,995	58,724,057
Fidelity Series Stock Selector Large Cap Value Fund	104,703,744	3,648,509	2,609,546	-	4,626	4,861,623	110,608,956
Fidelity Series Value Discovery Fund	106,968,077	4,986,809	1,950,585	-	6,250	3,250,361	113,260,912
	1,690,702,605	66,064,461	52,484,077	1,283,462	(4,446,153)	90,350,240	1,790,187,076

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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